Note 6 - Income Taxes - Reconciliation of Income Tax Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Net loss before income taxes	$ 12,545	$ 8,052	$ 3,013
Expected income tax benefit	4,391	2,818	1,055
Tax rate differential	581	297	95
Non-deductible expenses	(152)	(351)	(240)
Others	(63)	28	(5)
Change in valuation allowance	(4,757)	(2,792)	(905)
Total income tax benefit